UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[X]              Preliminary Information Statement

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Northern Lights Fund Trust II

(Name of Registrant As Specified In Its Charter)

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IMPORTANT NEWS ABOUT THE ALTERNATIVE STRATEGIES MUTUAL FUND

September [   ], 2012

To the Shareholders of the Alternative Strategies Mutual Fund:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new investment sub-advisor to the Alternative Strategies Mutual Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”).

As described in the enclosed Information Statement, on May 3, 2012, the Board of Trustees of the Trust approved the appointment of Palladiem, LLC (“Palladiem”) as a new sub-advisor to manage a portion of the Fund’s assets.  Accordingly, Ascentia Capital Partners, LLC (“Ascentia”), the Fund’s investment adviser, has entered into a new sub-advisory agreement with Palladiem that was executed and dated June 12, 2012.  The sub-advisory agreement with Palladiem was approved by the Trust’s Board of Trustees in accordance with an exemptive order granted to the Fund’s predecessor by the Securities and Exchange Commission on October 15, 2008.  Palladiem was approved by the Advisor to begin acting as a sub-advisor to the Fund effective as of July 1, 2012. The following pages provide more information about Palladiem.  Please take a few moments to read this information.  Call us at 775-828-4200  if you have any questions or would like additional information.

On behalf of Ascentia, I thank you for your continued investment.

Sincerely,

Stephen McCarty

President

Ascentia Capital Partners, LLC

ALTERNATIVE STRATEGIES MUTUAL FUND

A SERIES OF NORTHERN LIGHTS FUND TRUST II

17605 WRIGHT STREET

OMAHA, NE 68130

INFORMATION STATEMENT

NOTICE OF APPOINTMENT OF NEW SUB-ADVISOR

This Information Statement is being mailed on or about [                  ], 2012 to shareholders of record as of September 1, 2012 (the “Record Date”).  The Information Statement is being provided to shareholders of the Alternative Strategies Mutual Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), 17605 Wright Street, Omaha, NE 68130, in lieu of a proxy statement, pursuant to the terms of an exemptive order that Trust for Professional Managers and Ascentia Capital Partners, LLC (“Ascentia” or the “Adviser”), the investment adviser to the Fund, received from the Securities and Exchange Commission (the “SEC”) on October 15, 2008.  The exemptive order permits the Adviser, subject to approval of the Trust’s Board of Trustees (the “Board”), to enter into or materially amend sub-advisory agreements without obtaining shareholder approval, provided that an Information Statement is sent to the shareholders of the Fund.  The Board reviews the Fund’s sub-advisory agreements annually.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Fund will bear the expenses incurred with preparing and distributing this Information Statement.  One Information Statement may be delivered to shareholders sharing the same address unless the Fund has received contrary instructions from the Shareholders.

YOU MAY OBTAIN A COPY OF THE FUND’S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO ALTERNATIVE STRATEGIES MUTUAL FUND, C/O GEMINI FUND SERVICES, LLC, 17605 WRIGHT  STREET, OMAHA, NE 68130, OR BY CALLING (TOLL-FREE) 866-506-7390.

THE ADVISER AND ITS ADVISORY AGREEMENT

Ascentia Capital Partners, LLC, a Nevada limited liability company, is located at 5485 Kietzke Lane, Reno, Nevada 89511.  The Adviser entered into an Investment Advisory Agreement dated May 17, 2011 (the “Advisory Agreement”) with the Trust, on behalf of the Fund, to serve as the Investment Adviser to the Fund.  The Advisory Agreement was submitted to a vote of the initial shareholder of the Fund on June 23, 2011.  The Advisory Agreement continues in effect for an initial period of two years from the date of the Fund’s inception on June 23, 2011, and subsequently from year to year thereafter only if such continuance is specifically approved at least annually by the Board, including a majority of trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement or by vote of a majority of the Fund’s outstanding voting securities.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, by the Board or by vote of a majority of the outstanding voting securities of the Fund, upon sixty days’ written notice, or by the Adviser upon sixty days’ written notice, and will automatically terminate in the event of its “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Advisory Agreement provides that the Adviser, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties under the Advisory Agreement, will not be subject to liability to the Trust or the Fund or any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.  In addition, each party to the Advisory Agreement is indemnified by the other against any loss, liability, claim, damage or expense arising out of such indemnified party’s performance or non-performance of any duties under the Advisory Agreement, except in the case of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties.

As compensation for its services, the Adviser receives a management fee from the Fund at the annual rate of 1.95% of the Fund’s average daily net assets, payable on a monthly basis.  From the Fund’s management fees, the Adviser pays the Fund’s sub-advisors a sub-advisory fee.  The Adviser currently utilizes two sub-advisors.  Under the Advisory Agreement, the Adviser monitors the performance of the sub-advisors on an ongoing basis.  Factors the Adviser considers with respect to each sub-advisor include, among others:

•

the qualifications of the sub-advisor’s investment personnel;

•

the sub-advisor’s investment philosophy and process; and

•

the sub-advisor’s long-term performance results.

Each sub-advisor to the Fund serves pursuant to a separate sub-advisory agreement under which the sub-advisor manages a portion of the Fund’s investment portfolio allocated to it by the Adviser, and provides related compliance and record-keeping services.

BOARD APPROVAL AND EVALUATION OF THE NEW SUB-ADVISORY AGREEMENT

At a meeting of the Board held May 3, 2012 (the “May 2012 Meeting”), the Board, including a majority of the trustees who are not “interested persons” of the Trust under the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to the Board’s consideration of the Palladiem Sub-Advisory Agreement and the Board’s legal responsibilities related to such consideration and after analysis and discussions of the factors identified below, approved an investment sub-advisory agreement (the “Palladiem Sub-Advisory Agreement”) between the Adviser and Palladiem.

Nature, Extent and Quality of Services Provided by Palladiem:  The Board considered: (i) Palladiem’s organization; (ii) its favorable history, reputation, qualification and background, as well as the qualifications of its personnel; (iii) the expertise that Palladiem offers in providing portfolio management services to other similar portfolios and the performance history of those portfolios; (iv) its proposed investment strategy for the Fund; (v) its long- and short-term performance relative to comparable mutual funds and unmanaged indexes; and (vi) its compliance program.  The Board specifically took into account Palladiem’s investment process, evaluating how Palladiem would complement the Fund’s existing sub-advisors.  The Board also discussed the acceptability of the terms of the Palladiem Sub-Advisory Agreement, noting the substantial similarity to the terms of the Fund’s other sub-advisory agreements.  The Board also discussed Palladiem’s back-office, compliance and operational capabilities.  Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Palladiem was in a position to provide a high quality of services to the Fund.

Investment Performance of Palladiem:  For purposes of evaluating the nature, extent and quality of services provided under the Palladiem Sub-Advisory Agreement, the Board carefully reviewed Palladiem’s strong performance history.  In this regard, the Board accorded weight to Palladiem’s other similarly managed accounts absolute and relative returns (versus the Fund’s benchmarks) over one- and three-year periods. The Board concluded that, in light of the market conditions, Palladiem performed favorably.

Costs of Services Provided:  The Board reviewed the proposed level of sub-advisory fees, noting that the proposed fees would be paid by the Adviser and would not impact the fees paid by the Fund.  The Board concluded that the proposed Palladiem sub-advisory fee was reasonable.

Profitability and Economies of Scale to be Realized:  The Board recognized that, because Palladiem’s fees would be paid by the Adviser and not the Fund, an analysis of economies of scale and profitability was more appropriate in the context of the Board’s consideration of the Advisory Agreement, which was considered separately at a meeting of the Board on May 17, 2011.

The recommendation to hire Palladiem was made by the Adviser in the ordinary course of its ongoing evaluation of its sub-advisors.  Importantly, the recommendation to hire Palladiem to manage a portion of the Fund’s assets was based on an evaluation of the qualifications of Palladiem’s investment personnel, investment philosophy and process and long-term performance results, among others factors, including the Adviser’s analysis that Palladiem’s investment strategy of Palladiem is complementary to the investment strategy of the Fund’s other sub-advisors.

INFORMATION REGARDING THE INVESTMENT SUB-ADVISORY AGREEMENT WITH PALLADIEM

The fees each sub-advisor of the Fund receives are paid from the Adviser’s management fees set forth below.  For its services under the investment advisory agreement with the Trust, the Adviser receives a management fee of 1.95% of the average net assets of the Fund, computed daily and payable monthly.  The Adviser has contractually committed to waive its management fees or reimburse Fund expenses to the extent necessary to maintain the net operating expense ratio of the Fund (exclusive of acquired fund fees and expenses, dividends on short sales, interest, taxes and extraordinary expenses) at 2.75% and 2.50% of the Fund’s average net assets for Class A and Class I shares, respectively, until at least August 31, 2013.  In addition, the Adviser may voluntarily agree to waive a portion of the management fees payable to it above and beyond any amount waived under such agreement.

For the fiscal year ended February 29, 2012, the Fund paid the Adviser the following management fees:

Advisory Fee	Waiver	Advisory Fee after Waiver
$561,081	$90,907	$470,174

The Palladiem Sub-Advisory Agreement was approved by the Board at the May 2012 Meeting for an initial term of two years.  Thereafter, continuance of the Palladiem Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees.  The Palladiem Sub-Advisory Agreement provides that it will terminate automatically in the event of its “assignment” within the meaning of the 1940 Act, except as otherwise provided by applicable law or the exemptive order.

Other than the effective and renewal dates, and the rate of compensation paid by the Adviser to particular sub-advisors, the terms of the Palladiem Sub-Advisory Agreement are substantially similar to the sub-advisory agreements between the Adviser and the other sub-advisors of the Fund.  The Palladiem Sub-Advisory Agreement provides that Palladiem, among other duties, will make all investment decisions for the portion of the Fund’s assets allocated to Palladiem.  Palladiem, subject to the supervision of the Board and the Adviser, will conduct an ongoing program of investment, evaluation, and, if appropriate, sale and reinvestment of the portion of the Fund’s assets allocated to Palladiem.  Palladiem also will perform certain other administrative and compliance-related functions in connection with the management of its allocated portion of the Fund’s assets.

The Palladiem Sub-Advisory Agreement provides that the Adviser will compensate Palladiem on the basis of the average daily net assets of the Fund allocated to Palladiem.  The Adviser compensates Palladiem from the management fees that it receives from the Fund.  Palladiem generally will pay all expenses it incurs in connection with its activities under the Palladiem Sub-Advisory Agreement, other than the costs of the Fund’s portfolio securities and other investments.  The table below illustrates the aggregate sub-advisory fees paid by the Adviser on behalf of the Fund to the sub-advisors responsible for the Fund’s management for the fiscal year ended February 29, 2012:

Sub-Advisory Fees (total dollar amount)	Sub-Advisory Fees (as a percentage of net assets)
$235,378	0.88%

The Palladiem Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by: (i) the vote of a majority of the Board, the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), or the Adviser, in each case, upon 60 days’ written notice to Palladiem, (ii) by either party to the Palladiem Sub-Advisory Agreement upon written notice to the other party in the event of a material breach of any provision of the Palladiem Sub-Advisory Agreement if the breach is not cured within 15 days of notice of the breach, or (iii) by Palladiem, all on not less than 60 days’ written notice to the Adviser and the Trust.

INFORMATION ABOUT PALLADIEM

Palladiem is a Delaware limited liability company.  It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Palladiem, founded in October 2011, manages assets on both a discretionary and non-discretionary basis.  As of December 31, 2011, Palladiem managed over $480 million in assets.  Palladiem is located at 7 Great Valley Parkway, Suite 295, Malvern, PA 19355.

The following table provides information on the principal executive officers and directors of Palladiem:

Name and Address*	Title and Principal Occupation
Donald G. Robinson	Chief Executive Officer, Co-Chief Investment Officer
David Feldman	President, Co-Chief Investment Officer

* The principal mailing address of each individual is that of Palladiem’s principal offices as stated above.

The portion of the Fund’s assets allocated to Palladiem is managed by Donald G. Robinson and David Feldman.  Mr. Robinson is the CEO and Co-CIO of Palladiem and draws upon more than thirty years of experience in the investment advisory/management business. Mr. Robinson received a Bachelor’s Degree from Arizona State University and a Masters Degree from Loyola University of Chicago.  Mr. Feldman serves as President and Co-CIO of Palladiem and has a diverse background, with experience in all aspects of investment management including risk management.  Mr. Feldman received a Bachelor’s Degree in Aerospace Engineering from the University of Michigan and a Masters Degree in Finance from New York University.

Other Investment Companies Advised or Sub-Advised by Palladiem.  Palladiem currently do not act as an adviser or sub-advisor to any other registered investment companies, or funds, having similar investment objectives and policies to those of the Fund.  Palladiem has not waived, reduced or otherwise agreed to reduce its compensation under any contract with any other fund.

ADDITIONAL INFORMATION ABOUT THE FUND

ADMINISTRATOR AND TRANSFER AGENT

Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as the administrator and transfer agent of the Fund.

PRINCIPAL UNDERWRITER

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as the principal underwriter and distributor of the Fund.

CUSTODIAN

U.S. Bank N.A., located at 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212, provides custody services for the Fund.

FINANCIAL INFORMATION

The Fund’s most recent annual and semi-annual reports are available on request, without charge, by writing to the Alternative Strategies Mutual Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130), or by calling (toll free) 866-506-7390.

 RECORD OF BENEFICIAL OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.  For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.  As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Alternative Strategies Mutual Fund – Class A shares

Name and Address	% of Ownership	Type of Ownership
UBS Financial Services Inc Circuito Juan Pablo II No. 3515 Fundacion Mary Street Jenkins Centro Comercial El Triangulo 72000 Puebla Mexico	81.57%	Beneficial
ACCUVEST Limited Nassau Bahamas	9.76%	Beneficial

Alternative Strategies Mutual Fund – Class I shares

Name and Address	% of Ownership	Type of Ownership
The Weled Family Trust PO Box 19699 Reno, NV 89511-2407	5.86%	Record
John Drinkwater 1992 Trust PO Box 19699 Reno, NV 89511-2407	7.26%	Record
Warren Trepp PO Box 19688 Reno, NV 89511-2196	19.23%	Record
Ameritrade Inc. FBO 9081970601 P.O. Box 2226 Omaha , NE 68103	27.31%	Beneficial
NFS LLC 1172 S. Dixie Highway Suite 628 Coral Gables, FL 33146	17.74%	Record

As of the date of this Information Statement, the Board members and officers of the Trust as a group did not own any of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Fund is not required to hold regular meetings of shareholders each year.  Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Fund in reasonable time prior to the solicitation of proxies for the meeting.

DELIVERY OF SHAREHOLDER DOCUMENTS

Only one Notice Regarding Internet Availability of this Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of the Notice Regarding Internet Availability or this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Fund by calling 866-506-7390, or by writing to the Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, NE 68130.  Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or Notices of Internet Availability of proxy materials at their shared address.

Exhibit A

FORM OF SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the ___ day of ____________ by and between Ascentia Capital Partners, LLC (the “Adviser”), a Nevada limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and ______________, (the “Subadviser”) and also registered under the Advisers Act, with respect to Alternative Strategies Mutual Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 12th day of June, 2012 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser (“Subadviser Assets”), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

2.

Duties of Subadviser.

(a)

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance written notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser as may be requested by the Trust or the Adviser from time to time with respect to information contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(f)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)

Books and Records.  The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

3.

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser. The Sub-Adviser shall at all times be free to render advisory services to other clients or accounts of the Sub-Adviser.

4.

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 business days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 business days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.

6.

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee as attached hereto in Appendix A.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Subadviser is registered as an investment adviser under the Advisers Act;

(b)

The Subadviser is a limited liability company duly organized and properly registered and operating under the laws of the State of Delaware  with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(i)

The Adviser is registered as an investment adviser under the Advisers Act;

(ii)

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Nevada with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(iii)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unit holder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(iv)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(v)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

(vi)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement; and

(vii)

The Adviser acknowledges that the information contained in the Trust’s registration statement relating to the Fund, as it may be revised or amended from time to time is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.

Liability and Indemnification.

(a)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of its material breach of this Agreement, willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of its material breach of this Agreement, willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder and except for its obligation to indemnify the Sub-Adviser as described herein, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s material breach of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained by the Sub-Adviser or its Affiliates except those arising from the willful misfeasance, bad faith, gross negligence, reckless disregard of the Sub-Adviser’s  duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or its material breach of this Agreement.

(c)

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

11.

Duration and Termination.

(a)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years from the date first above written , and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon 60 days’ written notice to the Subadviser;

(ii)

By any party hereto upon written notice to the other party in the event of a material breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(iii)

 By the Subadviser upon 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.

Reference to Adviser and Subadviser.

(a)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(b)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)

Authorized.  The Sub-Adviser, Adviser or the Trust, as the case may be, has authorized such disclosure;

(b)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)

Already Known.  Such information already was known by the party prior to the date hereof;

(e)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)

Independently Developed.  The party independently developed such information.

16.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)

If to the Subadviser:

[                              ]

Phone:

Email:

(b)

If to the Adviser:

ASCENTIA CAPITAL PARTNERS, LLC

5485 Kietzke Lane

Reno, NV 89511

Phone:

Email:

17.

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

18.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22.

   Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ASCENTIA CAPITAL PARTNERS, LLC

                             By: _______________________

                             Name:

                             Title:

               ____________________________________

                             By: _______________________

                             Name:

                             Title:

APPENDIX A

FUND    FEE

Alternative Strategies Mutual Fund	_____________________________